QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒)
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Alliant Techsystems Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with written preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Paul David Miller	Alliant Techsystems Inc.
Chairman and	5050 Lincoln Drive
Chief Executive Officer	Edina, MN 55436-1097

June 30, 2003

        It is my pleasure to invite you to attend the thirteenth Annual Meeting of Stockholders of ATK (Alliant Techsystems Inc.), which will be held at 2:00 p.m. on Tuesday, August 5, 2003, at our headquarters, 5050 Lincoln Drive, Edina (suburban Minneapolis), Minnesota.

        The proposals to be considered at the meeting are described in the Notice of Annual Meeting and Proxy Statement that accompany this letter. We will also present a report on our business operations, and you will have an opportunity to ask questions.

        Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote your shares by telephone or Internet as described in the enclosed proxy card or by completing and signing the enclosed proxy card and promptly returning it in the envelope provided. You may, of course, attend the meeting and vote in person.

        Our Board of Directors recommends that you vote FOR all of the Board's nominees for election as directors, FOR the ratification of the selection of the Company's independent auditors, and AGAINST the stockholder proposal described in the Proxy Statement. Our Board of Directors appreciates your support.

        If you plan to attend the meeting, please let us know. If you vote by returning your proxy card, please complete and return the admission ticket request form printed on the inside back cover of the Proxy Statement. If you are a stockholder of record who votes by telephone or the Internet, please indicate your intention to attend the meeting when prompted to do so.

        I look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      Paul David Miller

IMPORTANT REMINDERS

•
YOU WILL BE ADMITTED TO THE MEETING ONLY IF YOU HAVE A TICKET. YOU MAY REQUEST A TICKET BY COMPLETING AND RETURNING THE ADMISSION TICKET REQUEST FORM PRINTED ON THE INSIDE BACK COVER OF THE PROXY STATEMENT. IF YOU ARE A STOCKHOLDER OF RECORD WHO VOTES BY TELEPHONE OR BY INTERNET, YOU MAY INDICATE YOUR INTENTION TO ATTEND THE MEETING WHEN PROMPTED TO DO SO.

•
If you receive more than one proxy card, and all of the proxy cards are accompanied by return envelopes addressed to the same return address, you may return all of your proxy cards in the same envelope. However, if any of the proxy cards you receive are accompanied by return envelopes addressed to different return addresses, be sure to return each proxy card in the envelope that accompanied it.

ii

ALLIANT TECHSYSTEMS INC.
5050 Lincoln Drive
Edina, MN 55436-1097

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Tuesday, August 5, 2003, at 2:00 p.m. central time
Place:	Alliant Techsystems Inc. headquarters 5050 Lincoln Drive Edina (suburban Minneapolis), Minnesota
Proposals to be Voted on:	1.	Election of nine directors.
	2.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 2004.
	3.	A stockholder proposal described in the Proxy Statement, if the proposal is presented at the meeting.
Record Date:	June 10, 2003
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, please mark, date and sign the enclosed proxy card and mail it in the enclosed envelope. No postage is required if the proxy is mailed in the United States. Most stockholders also have the alternatives of voting their shares on the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying Proxy Statement.
Admission to the Meeting:	You will be admitted to the meeting only if you have a ticket. See the Important Reminders on the previous page for instructions on obtaining a ticket.
By Order of the Board of Directors,
Ann D. Davidson Secretary
June 30, 2003

iii

ALLIANT TECHSYSTEMS INC.
5050 Lincoln Drive
Edina, MN 55436-1097

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
August 5, 2003

GENERAL INFORMATION

QUESTIONS AND ANSWERS ABOUT VOTING

Q:	What am I voting on?
A:	• Election of nine directors currently serving on our Board of Directors.
• Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the current fiscal year.
• A stockholder proposal that is described later in this Proxy Statement. If the stockholder proposal is not presented at the Annual Meeting, it will not be voted upon.
Q:	Who is soliciting my vote?
A:	Our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. Our management prepared this Proxy Statement for the Board of Directors.
Q:	When was this Proxy Statement mailed?
A:	This Proxy Statement was first mailed to stockholders on or about June 30, 2003.
Q:	What if I did not receive a copy of the Company's Annual Report?
A:
A copy of our Annual Report to stockholders and Form 10-K for our fiscal year ended March 31, 2003, which we call fiscal year 2003, was mailed with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting. If you did not receive a copy, please write to us at our executive offices, or call us at (952) 351-3059.
Q:	Who is entitled to vote at the Annual Meeting?
A:	Stockholders can vote their shares of our Common Stock at the Annual Meeting if our records show that they owned their shares as of the close of business on June 10, 2003, which was the record date.

During ordinary business hours on the ten days prior to the date of the meeting, a list of stockholders entitled to vote at the meeting will be available in the Secretary's office at the Company's headquarters for inspection by stockholders for any purpose related to the meeting.

Q:	How do I vote my shares without attending the meeting?
A:	You may vote by telephone or the Internet or by mail, as explained below:

Voting by telephone or the Internet: If you are a stockholder of record, which means that you hold a stock certificate for your shares, you may submit your proxy by following the instructions on your proxy card. If you vote by telephone or the Internet, you do not need to return your proxy card. Telephone and Internet voting for stockholders of record will be available 24 hours a day, and will close at 11:00 p.m. Eastern Time on August 4, 2003.
Voting by mail: You may vote by mail by signing, dating and mailing the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.
Q:	How do I vote if my shares are held by my broker or someone else in street name?
A:	• If you are not a stockholder of record, you will receive voting instructions from the party that holds your shares of record for your account.
•
You cannot vote your shares at the Annual Meeting unless you obtain authorization from the party that holds your shares of record for your account. Your voting instructions from the record holder of your shares may contain instructions on how to obtain this authorization.
Q:	How do I vote if my shares are held in an ATK 401(k) plan?
A:	•
If you are a participant in one of our 401(k) plans, your proxy card will have a blue stripe on it and will include voting instructions. Whether you vote by mail or by telephone or the Internet, you will be instructing the trustee how you wish to vote your shares. The trustee will vote your shares as you instruct.
•
If you do not sign and return your proxy card or vote by telephone or the Internet by the deadline, the trustee will vote your shares, as well as any shares that have not been allocated to participant accounts, in the same manner and proportion as it votes shares for which it received voting instructions.
• You cannot vote your 401(k) plan shares at the Annual Meeting.
Q:	How do I vote if my shares are held in the ATK Employee Stock Purchase Plan?
A:	If you are a participant in our Employee Stock Purchase Plan, you will receive voting instructions from U.S. Bancorp Piper Jaffray, which holds the shares of record for your account.
Q:	What shall I do if I receive more than one proxy card?
A:	If you receive more than one proxy card, it may be that:
• you hold shares in more than one account—such as individually of record, in one of our 401(k) plans, or in street name through a broker, or
• you have shares that are registered in different variations of your name.

You should vote all of the shares for which you receive a proxy card. See the Important Reminders on the Table of Contents page for instructions on returning proxy cards received with return envelopes addressed to different return addresses. If you vote by telephone or Internet, vote once for each proxy card you receive.
Q:	How will my shares be voted if I don't mark my proxy card?
A:
You are encouraged to mark your proxy card indicating how you wish to vote your shares. If you do, your shares will be voted as you instruct, assuming that you properly sign your proxy card and that it is received in time to be voted at the Annual Meeting. If you properly sign and return your proxy card, but you do not indicate how you wish to vote your shares on a proposal, your shares will be voted as follows on that proposal:
• FOR all of the Board's nominees for election as directors (Proposal 1).

	•	FOR ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current fiscal year (Proposal 2).
	•	AGAINST the stockholder proposal (Proposal 3).
Q:	How can I change my vote?
A:	You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:
	•	signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;
	•	signing and mailing a new, properly completed proxy card with a later date than your original proxy card;
	•	voting by telephone or the Internet at a later time, until 11:00 p.m. Eastern Time on August 4, 2003; or
	•	attending the Annual Meeting and voting in person.
If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change your vote.
Q:	What constitutes a quorum at the Annual Meeting?
A:
On the record date, there were 38,554,114 shares of our Common Stock outstanding. This does not include 3,002,984 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have submitted a properly completed proxy card or properly voted by telephone or the Internet.
Q:	How will abstentions and broker non-votes affect the quorum and voting?
A:	•	If you withhold your vote on the election of directors or abstain from voting on any other proposal, you will still be considered present at the Annual Meeting for purposes of determining a quorum.
	•	If you withhold your vote from a director nominee, this will reduce the number of votes cast for that nominee.
•
If you abstain from voting on one of the other proposals, your shares will still be considered in determining the vote required to approve the proposal, so you will be deemed to have voted against that proposal.
•
If shares are held in nominee street name, such as by a broker, and the nominee cannot vote the shares on a specific proposal because no voting instructions were received from the owner, the failure of the nominee to vote the shares is called a "broker non-vote." Shares affected by broker non-votes will be considered present at the Annual Meeting for purposes of determining a quorum because the shares will have been voted on at least one other proposal. Shares affected by broker non-votes will not, however, be considered in determining the vote required to approve the specific proposal on which the shares could not be voted, and will not be deemed to have voted against the proposal.
Q:	What vote is required to approve the proposals?
A:	•	If a quorum is present at the Annual Meeting:
	•	The nine nominees for election as directors who receive the largest number of votes properly cast FOR the directors will be elected directors.
	•	Each other proposal properly presented at the Annual Meeting requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting.

Q:	Who will tabulate the votes at the Annual Meeting?
A:	Mellon Investor Services, L.L.C., our transfer agent, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.
Q:	How will the solicitation of proxies be handled?
A:	•
Proxies are being solicited primarily by mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.
• We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.
• We will pay all other expenses of preparing, printing and mailing the proxy solicitation materials.
Q:	Can I receive future annual reports and proxy materials electronically via the Internet instead of receiving paper copies through the mail?
A:
Yes. We are offering you the opportunity to access future annual reports and proxy materials over the Internet rather than in printed form. Internet access will give you faster delivery of these documents and reduce our cost of printing and mailing them. To consent to electronic delivery via the Internet, check the applicable box on your proxy card. When we send out future documents, we will notify you by mail with instructions for accessing the documents over the Internet and for voting. As a result of your consent, we may no longer distribute printed materials to you until such consent is revoked. Your consent may be revoked at any time by contacting our transfer agent, Mellon Investor Services, L.L.C., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660 (telephone: 1-800-851-9677; web site: www.melloninvestor.com). If your shares are held in street name, please contact your broker or bank and ask about the availability of electronic delivery. If you do not choose to receive our annual report and proxy materials via the Internet, you will continue to receive these materials in the mail.
OTHER QUESTIONS AND ANSWERS
Q:	What if other business is brought up at the Annual Meeting?
A:	•
Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. The only stockholder proposal that can be presented at the Annual Meeting is the one included in this Proxy Statement as Proposal 3. No other stockholder has given the timely notice required by our By-Laws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our By-Laws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.
•
Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting, or nominating a candidate for election as a director at next year's annual meeting, can be found near the end of this Proxy Statement under the heading "Future Stockholder Proposals."
Q:	What if I want to attend the Annual Meeting?
A:	If you want to attend the Annual Meeting, you must have a ticket. See the Important Reminders on the Table of Contents page for instructions on obtaining a ticket.
Q:	Where are ATK's executive offices located?
A:	Our executive offices are located at 5050 Lincoln Drive, Edina, MN 55436-1097, which is also the location of the Annual Meeting.

STOCK OWNERSHIP INFORMATION

        The following table shows the number of shares of our Common Stock beneficially owned on June 10, 2003 by our directors and each executive officer named in the Summary Compensation Table included later in this Proxy Statement. The table also shows the number of shares of Common Stock beneficially owned by all directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them. We have determined beneficial ownership for this purpose in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934. Under that rule, a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to the securities, or has the right to acquire beneficial ownership within 60 days of June 10, 2003.

        We believe that there is no stockholder that beneficially owns more than five percent of our Common Stock on the record date.

Name/Group	Shares Owned Directly or Indirectly(1)	Exercisable Stock Option Shares(2)	Total Shares Beneficially Owned	Percent of Shares Outstanding(3)
Frances D. Cook	7,132	-0-	7,132	*
Gilbert F. Decker	12,337	-0-	12,337	*
Jonathan G. Guss	16,275	-0-	16,275	*
David E. Jeremiah	16,950	-0-	16,950	*
Paul David Miller	71,435	460,000	531,435	1.4%
Daniel J. Murphy, Jr.	3,659	5,000	8,659	*
Eric S. Rangen	3,630	16,250	19,880	*
Robert W. RisCassi	6,150	-0-	6,150	*
Paul A. Ross	44,270	46,000	90,270	*
Michael T. Smith	12,225	-0-	12,225	*
William G. Van Dyke	750	-0-	750	*
Nicholas G. Vlahakis	6,320	60,313	66,633	*
All directors and executive officers as a group (21 persons)	176,946	740,906	917,852	2.3%

*
Less than 1%.

(1)
Includes shares of restricted Common Stock. Restricted stock held by directors is discussed in the section entitled "Non-Employee Director Restricted Stock Plan" under the heading "Compensation of Directors" later in this Proxy Statement. Restricted stock held by executive officers is discussed in footnote (3) to the Summary Compensation Table later in this Proxy Statement. Includes shares allocated, as of June 10, 2003, to the accounts of executive officers under one of our 401(k) plans. Includes shares allocated, as of June 10, 2003, to the accounts of executive officers who participate in our 1997 Employee Stock Purchase Plan. Mr. Miller's amount includes 168 shares held by his wife. Excludes phantom Common Stock units credited to the accounts of individuals who participate in either our Deferred Fee Plan for Non-Employee Directors (described under the heading "Compensation of Directors" later in this Proxy Statement) or our Nonqualified Deferred Compensation Plan (described under the heading "Other Plans And Agreements With Executive Officers" later in this Proxy Statement), which units are payable solely in cash.

(2)
Shares covered by stock options exercisable on June 10, 2003, or within 60 days thereafter.

(3)
Assumes issuance of the Exercisable Stock Option Shares held by the person or group.

PROPOSAL 1

ELECTION OF DIRECTORS

        Nine directors are to be elected at the Annual Meeting, to hold office until the 2004 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. Our Board of Directors has nominated for election as directors the nine nominees listed below, all of whom are currently directors. Each of these nominees was recommended by the Board's Nominating and Governance Committee and has agreed to serve, if elected. Although we do not know of any reason why any of these nominees might become unavailable for election, if that should happen, the Board will recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.

        Our Board of Directors recommends a vote FOR the election as directors of all of the nominees listed below.

Frances D. Cook, age 57; director since January 2000
•	International business consultant since May 1999.
•	Ambassador to the Sultanate of Oman from 1995-1999.
•	Deputy Assistant Secretary of State, Political-Military Affairs from 1993-1995.
•	Ambassador to the Republic of Cameroon from 1989-1993.
•	Country Director for West Africa, Department of State from 1987-1989.
•	Deputy Assistant Secretary of State for Refugee Affairs from 1986-1987.
•	Consul General, Alexandria, Egypt from 1983-1986.
•	Ambassador to the Republic of Burundi from 1980-1983.
•	Other directorships: Pegasus Energy Ltd.; Board of Advisors for Global Options Inc.
•	Other activities: Senior Fellow, Center for Naval Analyses (CNA); Member of Council on Foreign Relations, the Harvard ul Club of NYC; The Washington Institute for Foreign Affairs, Phi Beta Kappa Alumni; board member of Save a Child's Heart, Children of Africa; and Trustee of Enterpriseworks Worldwide.

Gilbert F. Decker, age 66; director since December 1997
•	Consultant since September 2001.
•	Formerly, Executive Vice President, Operations of Walt Disney Imagineering (a provider of master planning, real estate development, attraction and show design, engineering and production support, project management and other development services to The Walt Disney Company) from April 1999 to September 2001.
•	Private consultant to electronics and aerospace companies from May 1997 to April 1999. Also held Chief Executive Officer positions with Xeruca Holding, Incorporated and Penn Central Federal Systems Company.
•	Assistant Secretary of the Army-Research, Development and Acquisition from April 1994 to May 1997.
•	Other directorships: Anteon Corporation, Allied Defense Group and SOLAICX, Inc.
•	Other activities: Member of the National Advisory Committee to the Whiting School of Engineering of Johns Hopkins University and the Board on Army Science and Technology of the National Academy of Science.

Jonathan G. Guss, age 44; director since August 1994
•	Director and Chief Executive Officer of Bogen Communications International, Inc. (a producer of sound processing equipment and telecommunications peripherals) since December 1997.
•	Principal and President of Active Management Group, Inc., a firm that provides turnaround management services, since May 1990.
•	Principal and Chief Executive Officer of EK Management Corp., the general partner of EK Associates, L.P.

Admiral David E. Jeremiah, USN (Ret.), age 69; director since April 1995
•	Partner and President of Technology Strategies & Alliances Corporation (a strategic advisory and investment banking firm engaged primarily in the aerospace, defense, telecommunications and electronics industries) since October 1994.
•	Prior to his retirement from the U.S. Navy in February 1994 following a 39-year career, he was Vice Chairman, Joint Chiefs of Staff from 1990 to 1994 and Commander-in-Chief of the United States Pacific Fleet from 1987 to 1990.
•	Other directorships: GEOBIOTICS, LLC and Wackenhut Services, Incorporated.
•	Other activities: Chairman, ManTech International Advisory Board; member of the Northrop Grumman Corporation (Integrated Systems Sector) Board of Visitors; member of the Board of Trustees for MITRE Corporation; member of the Jewish Institute for National Security Affairs Board of Advisors; and member of the Defense Policy Board and member/Vice Chairman of the President's Foreign Intelligence Advisory Board.

Admiral Paul David Miller, USN (Ret.), age 61; director since January 1999
•	Chairman of the Board and Chief Executive Officer of ATK since January 1999.
•	President of ATK from March 2000 to January 2001.
•	President of Sperry Marine Inc. (a manufacturer of marine navigation and control systems) from November 1994 to January 1999.
•	Vice President of Litton Industries, Inc. (which acquired Sperry Marine Inc. in May 1996) from September 1997 to January 1999.
•	Prior to his retirement from the U.S. Navy in November 1994 following a 30-year career, he was Commander-in-Chief, U.S. Atlantic Command, one of five U.S. theater commands, and served concurrently as NATO Supreme Allied Commander-Atlantic.
•	Other directorships: SunTrust Bank (the advisory board of one of its subsidiaries); Donaldson Company, Inc.; and Teledyne Technologies, Inc.

Daniel J. Murphy, Jr., age 54; director since May 2003
•	Group Vice President, Precision Systems of ATK since April 2002.
•	President of ATK Tactical Systems Company from April 2001 to April 2002.
•	Prior to joining ATK in December 2000, Mr. Murphy served in the grade of Vice Admiral as Commander, U.S. Sixth Fleet and Commander, NATO Striking and Support Forces Southern Europe. He has extensive policy leadership and operational experience, having served in key Pentagon and operational command positions throughout the course of a 30-year Navy career.

General Robert W. RisCassi, USA (Ret.), age 67; director since March 2000
•	Vice President of L-3 Communications Corporation (a leading merchant supplier of secure communications systems and products, avionics and ocean products, microwave components and telemetry, and space and wireless products) since March 1997.
•	From April 1996 until April 1997, he was Vice President of Land Systems for Lockheed Martin C3I and Systems Integration sector. Prior to the April 1996 acquisition of Loral, he had held the same position for Loral since 1993.
•	Prior to his retirement from the U.S. Army in August 1993 following a 35-year career, he was Commander-in-Chief of the United Nations Command, ROK/U.S. Combined Forces Command, U.S. Forces Korea and Eighth U.S. Army. He served as the Vice Chief of Staff, U.S. Army from 1988-1990.

Michael T. Smith, age 59; director since December 1997
•	Chairman Emeritus of Hughes Electronics Corporation since May 2001.
•	From October 1997 to May 2001, he was Chairman and Chief Executive Officer of Hughes Electronics Corporation.
•	Vice Chairman of Hughes Electronics Corporation from 1992 to October 1997.
•	Other directorships: Teledyne Technologies Inc., Ingram Micro Corporation and FLIR Systems, Inc.
•	Other activities: Trustee of the Keck Graduate Institute of Applied Life Sciences and of Providence College.

William G. Van Dyke, age 57; director since October 2002
•	Chairman of the Board, Chief Executive Officer and Director of Donaldson Company, Inc. (a leading worldwide provider of filtration systems and replacement parts) since 1996.
•	Previously, he held various management positions with Donaldson since 1978.
•	Other directorships: Graco Inc.
•	Other activities: Trustee of the Carlson School of Management, University of Minnesota; Executive Committee, Minnesota Business Partnership.

CORPORATE GOVERNANCE

        Our business is managed through the oversight and direction of our Board of Directors. From its inception, our Board has operated under sound corporate governance practices. We believe it is important to disclose to our stockholders a summary of our principal corporate governance practices. Among the practices we adhere to are the following:

  •
  We have adopted Corporate Governance Principles, which are published on the Company's website (www.atk.com). These principles include: qualifications for the directors (including a mandatory director retirement age, a term limit for non-employee directors, and a requirement that directors promptly offer to resign from the Board in the event of any significant change in their principal occupation or affiliation), guidelines for determining a director's independence, a director orientation program, and a requirement that the Board and each of its Committees perform an annual self-evaluation.

  •
  We also have published on our website the charter of each committee of the Board.

  •
  We have written Standards of Business Ethics and Conduct, which apply to all directors, officers and employees.

  •
  A majority of our Board is comprised of independent directors as defined by the Company's Corporate Governance Principles and SEC and NYSE rules that govern us. Independence and diversity of talent, experience and expertise are important considerations in selecting new candidates for the Board.

  •
  Only independent directors serve on the Audit, Personnel and Compensation, and Nominating and Governance Committees.

  •
  Independent directors meet in executive session without management present at every Board meeting.

  •
  All directors are elected annually.

  •
  Directors are subject to stock ownership guidelines.

  •
  The Board, and each committee of the Board, has the authority to engage independent consultants and advisors at the Company's expense.

        We review and update our corporate governance practices periodically and will continue to post these practices on our website.

INFORMATION ABOUT THE COMMITTEES OF THE BOARD OF DIRECTORS
AND THE MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

Standing Committees and Meetings of the Board and its Committees

        During fiscal year 2003, our Board of Directors met six times and had the following committees: Audit, Finance, Nominating and Governance, and Personnel and Compensation. Membership on the Audit, Nominating and Governance, and Personnel and Compensation Committees consisted entirely of non-employee directors.

        The membership of the committees, the name of each committee's chair, and the numbers of meetings held by each of the committees during fiscal year 2003 are summarized in the following table:

			Nominating and Governance	Personnel and Compensation
	Audit	Finance
Frances D. Cook			X	X
Gilbert F. Decker	X	X
Jonathan G. Guss		X	X
David E. Jeremiah	X			X
Paul David Miller		X
Robert W. RisCassi		X	X
Michael T. Smith	X			X
William G. Van Dyke	X		X
Committee chair	Mr. Smith	Mr. Miller	Gen. RisCassi	Adm. Jeremiah
Number of meetings(1)	4	3	5	4

        Each director attended at least 80% of the aggregate number of meetings of the Board and the committees on which the director served. Overall attendance at all Board and Committee meetings was 94.2%.

Duties of the Committees

Audit Committee

        The Audit Committee, among other duties:

  •
  Appoints (subject, if applicable, to the approval of our stockholders) and may terminate when appropriate, the independent auditors.

  •
  Reviews the planned scope of the annual audit and the independent auditors' letter of comments and management's responses.

  •
  Reviews and provides prior written consent for all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for ATK by the independent auditors.

  •
  Reviews possible violations of our business ethics and conduct and conflicts of interest policies.

  •
  Reviews any major accounting changes made or contemplated.

  •
  Reviews the performance, qualifications, organizational structure and activities of our internal audit staff.

        A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

Finance Committee

        The Finance Committee, among other duties:

  •
  Provides oversight on matters relating to ATK's capital structure, financing strategies and insurance coverage.

  •
  Oversees the Company's employee benefit plans from a financial and investment perspective.

  •
  Has and exercises such powers and authority as the Board may delegate to it from time to time in accordance with the Company's By-Laws.

        A copy of the Finance Committee Charter is attached as Appendix B to this Proxy Statement.

Nominating and Governance Committee

        The Nominating and Governance Committee, among other duties:

  •
  Identifies and evaluates individuals who might qualify as candidates for election to the Board.

  •
  Makes recommendations to the Board to fill vacancies or new positions on the Board.

  •
  Recommends to the Board the slate of nominees for election as directors at the annual meeting of stockholders.

  •
  Makes recommendations regarding the size and composition of the Board and its committees.

  •
  Evaluates the performance of the Board as a whole.

  •
  Recommends for election by the Board any non-incumbent Chief Executive Officer, Chief Financial Officer or Chief Operating Officer.

  •
  Recommends corporate governance principles and assesses compliance with those principles.

        If you wish to recommend a person to the Nominating and Governance Committee for consideration as a candidate for election as a director at an annual meeting of stockholders, you must send your recommendation to our executive offices, c/o the Corporate Secretary, at least 120 days prior to the annual meeting. Your recommendation must be accompanied by information concerning the person's qualifications and the written consent of the person to be nominated, if selected as a nominee by the Board of Directors, and to serve on the Board if elected. The Board has the sole discretion to select director nominees. Information regarding the requirements for nominating a person for election as a director at an annual meeting of stockholders can be found near the end of this Proxy Statement under the heading "Future Stockholder Proposals."

        A copy of the Nominating and Governance Committee Charter is attached as Appendix C to this Proxy Statement.

Personnel and Compensation Committee

        Personnel and Compensation Committee, among other duties:

  •
  Approves salary actions pertaining to top management, subject to the Board's approval in the case of the Chief Executive Officer's compensation.

  •
  Administers and grants awards under our executive compensation plans.

  •
  Approves executive compensation actions and plans and other benefit programs that are not required by law or regulation to be approved by the Board.

  •
  Sets annual incentive targets.

  •
  Recommends officers (other than any non-incumbent Chief Executive Officer, Chief Financial Officer and Chief Operating Officer) for election by the Board.

  •
  Evaluates the performance of ATK's officers.

  •
  Oversees ATK's leadership development and succession planning process.

  •
  Submits the report on executive compensation included in this Proxy Statement.

        A copy of the Personnel and Compensation Committee Charter is attached as Appendix D to this Proxy Statement.

COMPENSATION OF DIRECTORS

Summary Compensation Information

        Only non-employee directors receive compensation for service on the Board of Directors. Their compensation is summarized in the following table.

Compensation Feature	Dollar Amount	Number of Shares
Annual retainer	$25,000
Meeting attendance fees:
Board of Directors	2,000
Committees	None
Per diem payments	1,000
Annual restricted stock award		750

        The annual retainer is paid in quarterly installments. Per diem payments (and reimbursement of related expenses) are made for any day on which our Chief Executive Officer believes that a non-employee director has committed a significant part of the day (outside of normal Board or Board committee service) to business issues beyond the normal scope of the director's responsibilities as a director.

        Effective April 1, 2003, each non-employee director who serves as a chairperson of any standing committee of the Board will be paid a retainer of $2,500 for each calendar quarter in which he or she serves as chairperson for that committee.

Director Compensation Plans and Arrangements

Deferred Fee Plan for Non-Employee Directors

        This plan permits a director to defer receipt of all or part of the director's cash fees. A director can elect to have deferred amounts either credited in cash to a "cash account," or in Common Stock equivalents, called units, to a "share account" (based upon the market value of our Common Stock). Cash accounts are credited with interest quarterly at our one-year borrowing rate and share accounts will be credited with additional units if dividends are paid on our Common Stock. Payment of deferred amounts is made following the director's termination of Board service. Deferred amounts are always paid in cash, based upon the market value of our Common Stock in the case of share accounts. A director may elect to receive these payments either in a lump sum or in up to ten annual installments.

        Currently, four directors participate in this plan. The following table summarizes how those directors currently have their deferred fees credited and how many Common Stock units were credited to their share accounts as of March 31, 2003.

Name	Annual Retainer	Meeting Fees	Units as of March 31, 2003
Gilbert F. Decker	Cash account-25%	Cash account-25%	N/A
	Share account-75%	Share account-75%	3,395
Robert W. RisCassi	Share account-100%	Share account-100%	2,812
Michael T. Smith	Share account-100%	Share account-100%	6,023
William G. Van Dyke	Share account-100%	Share account-100%	291

Non-Employee Director Restricted Stock Plan

        In fiscal year 2003, the Board of Directors amended the Non-Employee Director Restricted Stock Plan so that, starting on April 1, 2003, each non-employee director receives automatic periodic awards of restricted Common Stock with a market value of $55,000, as determined by the closing market price of ATK stock on the date of the award, upon first being elected to the Board of Directors and upon reelection at each subsequent annual meeting of stockholders. Prior to the amendment, each award was for 750 shares. Common Stock issued under this plan entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period starting on the award date and ending on the earliest to occur of the following:

  •
  the director retires from the Board in compliance with the Board's retirement policy as then in effect;

  •
  the director's service on the Board terminates as a result of the director's not being nominated for reelection by the Board, but not as a result of the director's declining to serve again;

  •
  the director's service on the Board terminates because the director, although nominated for reelection by the Board, is not reelected by the stockholders;

  •
  the director's service on the Board terminates because of: the director's resignation at the request of the Nominating and Governance Committee of the Board; the director's removal by action of the stockholders; or the sale, merger or consolidation of, or a similar extraordinary transaction involving, ATK;

  •
  the director becomes unable to serve because of disabilities;

  •
  director dies; or

  •
  the third or any subsequent anniversary of the award date if the director, at least one year prior to that anniversary, elects to end the restricted period on that anniversary.

        If a director leaves the Board for any other reason prior to the expiration of the restricted period, the director forfeits all rights in shares for which the restricted period has not expired.

        Shares of restricted stock awarded under a similar predecessor plan are subject to similar restrictions. The restricted period on these shares will expire either on a specific date previously selected by the director, or on a future date designated by the director at least two years in advance of the designated date.

        The following table shows, as of March 31, 2003, the number of shares of our Common Stock each non-employee director holds that are still subject to the restrictions under the plans described above.

Name	Number of Shares
Frances D. Cook	6,150
Gilbert F. Decker	10,200
Jonathan G. Guss	15,600
David E. Jeremiah	4,125
Robert W. RisCassi	6,150
Michael T. Smith	10,200
William G. Van Dyke	750

        The shares listed in the table above are included in the director and executive officer stock ownership table shown earlier in this Proxy Statement as being owned directly by each director.

Expense Reimbursement

        Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Indemnification Agreements

        We currently have indemnification agreements with our directors. These agreements require us to:

  •
  indemnify the directors to the fullest extent permitted by law;

  •
  advance to the directors all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted;

  •
  indemnify and advance all expenses incurred by directors seeking to enforce their rights under the indemnification agreements; and

  •
  cover directors under our directors' and officers' liability insurance.

STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS

        The Board has established stock ownership guidelines for non-employee directors of 3,750 shares, to be achieved within five years following a director's election to the Board. The Nominating and Governance Committee of the Board is expected to:

  •
  review the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of nominees for election as directors at the annual meeting of stockholders; and

  •
  take into consideration compliance with the stock ownership guideline, including extenuating circumstances in cases of noncompliance, when recommending the nomination for reelection of incumbent directors.

EXECUTIVE COMPENSATION

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE
OF THE BOARD ON EXECUTIVE COMPENSATION

        The Personnel and Compensation Committee of the Board of Directors is responsible for ATK's executive compensation policies and programs. We evaluate the performance of ATK's executive officers and review and approve all compensation paid to the executive officers. We have the authority to retain outside compensation consultants and other advisors as we deem appropriate. All members of the Committee are outside, independent directors.

Compensation Philosophy

Objectives

        The primary objectives of our executive compensation program are to:

  •
  encourage and reward individual and company performance by recognizing individual, business unit and total company accountability and achievement;

  •
  link executive compensation to the company's performance; and

  •
  align the interests of our executive officers with those of our stockholders, with the goal of increasing stockholder value.

        There are four components of our executive compensation program: base salary, annual incentive compensation, long-term incentive compensation and stock ownership guidelines.

Compensation Surveys

        In order to help establish competitive executive compensation levels, we consider the comparable practices of companies participating in nationally known compensation surveys. The companies participating in these surveys represent both the aerospace and defense industries and other industries. The results of these surveys are adjusted to reflect ATK's revenue size, so that the comparisons are made to the practices of employers of a similar size. The target compensation levels for our executive officers are set at the median level of those survey participants used for comparative purposes. The target compensation of individual executive officers may be above or below the median market level, depending upon the executive's overall accountabilities, individual performance and experience.

Balanced Score Card Accountability System

        In assessing the performance of individual executive officers, we review annually objective achievements under a Balanced Score Card Accountability System. Objective results-based accountabilities are established annually for each executive officer at the beginning of the fiscal year. At the end of the fiscal year, we review the executive officer's performance against these accountabilities and approve any base salary adjustments and annual incentive payments to the executive officers. While our process for measuring individual performance against these accountabilities is intended to be as objective as possible, we reserve the right to make subjective assessments.

Components of Our Executive Compensation Program

Base Salary

        Base salaries are intended to provide a foundation for attracting and retaining key employees. As a result, the base salary component of our executive compensation program is the least variable as it relates to company performance. We review the base salaries of the executive officers annually before the beginning of each fiscal year. Generally, we decide whether an executive officer receives a base salary increase and the amount of any increase by considering:

  •
  the competitive salary level for executive officers in a similar position at other corporations, as shown by the results of current compensation surveys referred to above; and

  •
  the executive officer's individual performance during the preceding 12 months as measured against established accountabilities.

        During fiscal year 2003, three of the five executive officers listed in the Summary Compensation Table following this report received a base salary increase. The annual base salary for the chief executive officer, Paul David Miller, remained at $700,000 for fiscal year 2003 in accordance with the terms of his employment agreement with the Company.

Annual Incentive Compensation

        Plan Design.    All executive officers participate in ATK's Management Compensation Plan. This plan provides for the payment of annual cash compensation if pre-established performance goals are met. If any executive officer has not met his or her stock ownership goal, as described below, any above-target incentive amount is paid in shares of ATK common stock. Executive officers may elect to defer part or all of the payment of their annual incentive compensation under ATK's nonqualified deferred compensation plan. If an executive officer chooses to defer any annual bonus amount to the ATK stock unit account under the deferred compensation plan, an additional 10% is added to the deferred amount. The goal of the Management Compensation Plan is to motivate executive officers to a high level of performance by making a significant portion of their annual compensation contingent upon:

  •
  company performance;

  •
  business unit performance; and

  •
  individual achievement;

        At the beginning of the fiscal year we:

  •
  designate the executive officers who are eligible to participate in the plan for that fiscal year;

  •
  establish the individual, business unit and company performance goals for each executive officer; and

  •
  assign the incentive payment amounts for each executive officer for achievement of the performance goals at threshold, target and outstanding performance levels. Generally, the executive officers' target award levels are established as a percentage of base salary.

        After establishing the incentive amounts described above, we add together the individual target incentive amounts of all participants within each of ATK's organizational units to determine a total target incentive fund for each organizational unit. For purposes of the incentive plan, these organizational units include ATK's subsidiary business units, business groups and the corporate staff. We use a weighting structure to determine how much each organizational unit's incentive fund will be measured by overall company performance and the performance of the applicable business group or business unit. For example:

  •
  the incentive fund for the corporate staff, including the chief executive officer, is determined based 100% upon overall company performance; and

  •
  the incentive fund for an executive officer who is also a business group vice president is determined based 50% on group performance and 50% on overall company performance.

        Each organizational unit's earned incentive fund is calculated separately after the end of the fiscal year. The amount of the fund can range from zero to 200% of the target incentive fund, depending upon the overall performance of the company, business group and business unit, as applicable. We have the ability to increase a fund to 300% of its target. However, no bonuses are paid if the threshold performance goals established at the beginning of the year are not achieved.

        Each participant's allocation from the organizational unit's earned incentive fund is based 75% upon company, business group and business unit performance, as applicable, and 25% upon the participant's individual performance. While we determine and approve all annual incentive awards for the executive officers, we do consider the chief executive officer's assessment of the individual performance of each of the executive officers other than himself.

        Fiscal Year 2003 Annual Incentive Compensation.    All of our executive officers participated in the annual incentive program for fiscal year 2003. The fiscal year 2003 goals were as follows:

Organizational Unit	Weighting
Company as a whole:
EPS	One-third
Cash flow	One-third
Sales	One-third
Business groups and business units:
EBIT (earnings before interest and taxes)	One-third
Cash flow	One-third
Sales	One-third

In addition, to further stress the importance of continuous focus on cash flow, we added an additional incentive amount, equal to 10% of the participant's target amount, that could be earned to the extent that quarterly year-to-date cash flow goals for the first three fiscal quarters of the year were met. The specific EPS, EBIT, cash flow and sales performance goals were based on the Company's three-year strategic plan.

        For fiscal year 2003, we approved above-target incentive payments to all executive officers. The amount by which these payments exceeded their target amount depended upon the extent to which the company and each business group exceeded their goals. In addition, four of the five executive officers named in the Summary Compensation Table following this report earned the additional incentive payment equal to 10% of their target amount for the achievement of the quarterly cash flow goals, while the other executive officer received an additional incentive payment equal to 6.7% of his target amount for the achievement of the cash flow goals for two of the three fiscal quarters. We also awarded a special bonus to Dan Murphy to recognize his extraordinary contributions to ATK during fiscal year 2003.

        For fiscal year 2003, we established a target annual incentive of $560,000 for Mr. Miller. We approved an incentive payment of $1,176,000, which is 210% of his target incentive amount. Of that amount, $1,120,000, or 200% of his target amount, was based on ATK's performance, specifically measuring the EPS, cash flow and sales goals against the target level, and individual performance, in our recognition of his leadership skills and ATK's achievement of its goals for the fiscal year. The allocation of the amount between company and individual performance was 75% and 25%, respectively. The remaining amount of $56,000 was based on the achievement of the quarterly cash flow goals, as described above.

Long-Term Incentive Compensation

        The goals of our long-term incentive compensation program are to:

  •
  align the interests of the executive officers with those of our stockholders, with the goal of continuous growth in stockholder value;

  •
  encourage long-term performance and growth of ATK;

  •
  facilitate stock ownership by executive officers; and

  •
  attract and retain key employees.

        Long-term incentive compensation has been provided to executive officers under ATK's 1990 Equity Incentive Plan, principally through a combination of annual grants of stock options and performance shares. We determine the terms of each award at the time the award is granted, subject to the provisions of the plan. We believe that both types of awards serve as an effective means to align executive officers' and stockholders' interests and to encourage retention of executive officers. We also made awards under a Cash Value Added (CVA) long-term incentive plan in lieu of performance shares for certain executives. One of the executive officers named in the Summary Compensation Table following this report participated in the CVA incentive program during fiscal year 2003.

        Stock Options.    We believe that stock options are an appropriate means of long-term incentive compensation because they provide value only when ATK's stockholders benefit from stock price appreciation. Stock options have an exercise price equal to the fair market value of our common stock on the date of grant.

        During fiscal year 2003, stock options were granted to three of the five executive officers named in the Summary Compensation Table following this report. The stock options granted in fiscal year 2003 generally have a ten-year term and vest in three equal annual installments beginning on the first anniversary of the date of grant.

        Performance Shares.    We believe that performance shares are an appropriate means of long-term incentive compensation because they provide an effective incentive to achieve predetermined long-term performance goals.

        During fiscal year 2003, we granted performance shares to all of the executive officers named in the Summary Compensation Table following this report except Daniel J. Murphy, Jr.

        The performance shares are paid in shares of our common stock and/or cash, at our discretion, only if at the end of a three-year performance period ATK achieves a predetermined earnings per share objective. We also have the discretion to defer the payment to an executive officer in certain circumstances. We set threshold, target and maximum performance goals with respect to the award, with 25% of the award paid if the threshold level is achieved, 50% of the award paid if the target level is achieved and 100% of the award paid if the maximum level is achieved. No payment is made if the threshold level is not achieved. Performance shares are cancelled in the event of an executive officer's resignation (other than retirement) or termination of employment for cause.

        For fiscal year 2003, Mr. Miller did not receive an award of performance shares with performance goals measured over a three-year period. Instead, we granted him an award of 15,000 performance shares with earnings per share performance goals at threshold, target and maximum levels only for fiscal year 2003. The award was granted in connection with and in consideration of the one-year extension of Mr. Miller's employment agreement with ATK and with the objective of stressing the importance of meeting the fiscal year 2003 earnings per share goal. Mr. Miller received a payout in May 2003 of 100% of the performance shares, based on the achievement of the earnings per share performance goal at the maximum level.

        Mr. Miller is the only executive officer named in the Summary Compensation Table following this report who received a payment of performance shares for the three-year performance period ending March 31, 2003. He received a payout of 100% of the performance shares, based on the achievement of the earnings per share performance goal at the maximum level.

        Cash Value Added (or CVA).    CVA is a long-term incentive program for management of our business groups and business units, with the goal of maximizing the long-term value of each business group or unit.

The performance goals are measured by the extent to which there is growth in the value of the business group or unit net of the cost of capital for that business group or unit. Each year any incentive earned for CVA is banked. After three years, one-third of the CVA bank is paid out in consecutive annual installments. The annual CVA accrual can be positive or negative and can range from -100% to +300% of the target amount. The CVA bank is subject to forfeiture in the event of resignation (other than retirement) or termination of employment for cause. Employees who participate in the CVA program are not granted performance shares.

        Award Considerations.    The target long-term incentive award amounts for each executive officer's grant of stock options and performance shares were based upon competitive long-term incentive values, as determined by our survey of similar-sized companies, as described above. The amounts of these awards were determined without regard to the amounts and terms of stock options and performance shares already granted to the executive officers.

Stock Ownership Guidelines

        We have established guidelines for ownership of our common stock by our key management employees. We believe that these guidelines will advance our goal of aligning the interests of ATK's management with those of our stockholders. The guidelines establish target levels of common stock ownership as follows:

Position	Guideline
Chief Executive Officer	35,000 shares
Chief Operating Officer, Chief Financial Officer and President	10,000 shares
All Group Vice Presidents, Chief People Officer and General Counsel	5,000 shares
Other officers and subsidiary presidents	2,000 shares

        Shares of restricted stock awarded to officers and stock units allocated under ATK's nonqualified deferred compensation plan count toward the ownership guidelines. The above-target portion of any annual incentive compensation is paid in shares of common stock until the ownership guideline is satisfied.

Limit on Tax Deductibility

        Under Section 162(m) of the U.S. Internal Revenue Code, if we pay compensation in excess of $1 million to any executive officer named in the Summary Compensation Table following this report, we can fully deduct the amounts in excess of $1 million only if we meet specified stockholder approval and company performance requirements. Our 1990 Equity Incentive Plan and our Management Compensation Plan contain provisions approved by our stockholders. We also comply with the additional requirements relating to grants of awards and the establishment of performance goals so that the tax deductibility of amounts realized from the exercise of stock options or payment of performance shares granted under the 1990 Equity Incentive Plan and amounts paid under the Management Compensation Plan will not be limited by Section 162(m). Although we intend to maximize the deductibility of compensation paid to our executive officers, we also intend to maintain the flexibility to take actions we consider to be in ATK's best interests including, where appropriate, consideration of factors other than the tax deductibility of the compensation.

Personnel and Compensation Committee

David E. Jeremiah, Chair
Frances D. Cook
Michael T. Smith

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Personnel and Compensation Committee is either a current or former employee of ours. There are no compensation committee interlocks, which means that none of our executive officers serves as a member of the compensation committee of another entity that has an executive officer serving on our Board's Personnel and Compensation Committee. However, William G. Van Dyke, the Chief Executive Officer of Donaldson Company, Inc., serves as a member of our Board and Paul David Miller, our Chief Executive Officer, serves on Donaldson's Board. The Personnel and Compensation Committee's actions relating to our Chief Executive Officer's compensation are subject to the approval of our Board, but Mr. Van Dyke recuses himself from those deliberations and decisions. Actions pertaining to CEO compensation that are taken by the Human Resources Committee of Donaldson's Board are not subject to that Board's approval.

SUMMARY COMPENSATION TABLE

        The following table shows certain cash and non-cash compensation for each of the last three fiscal years that was awarded to or earned by our Chief Executive Officer and each of the other four most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2003.

										Long-Term Compensation
		Annual Compensation(1)								Awards			Payouts
Name and Principal Position	Fiscal Year(2)	Salary		Bonus			Other Annual Compensation			Restricted Stock Awards(3)		Securities Underlying Options	Payouts LTIP Payouts(4)		All Other Compensation(5)
Paul David Miller Chairman of the Board and Chief Executive Officer	FY03 FY02 FY01	$ $ $	700,000 700,000 600,000	$ $ $	1,994,250 1,176,000 813,333	(6)	$ $ $	9,817 4,031 77,573	(7)	$ $ $	-0- -0- 1,232,500	0 78,750 60,000	$ $ $	1,841,062 993,600 1,052,477	$ $ $	5,876 6,850 5,100
Paul A. Ross President	FY03 FY02 FY01	$ $ $	375,000 375,000 291,668	$ $ $	472,500 464,600 378,000		$ $ $	5,346 66,939 24,900	(7)	$ $ $	-0- -0- 138,000	0 18,750 15,000	$ $ $	-0- 335,395 556,287	$ $ $	29,011 6,524 459,855
Nicholas G. Vlahakis Chief Operating Officer	FY03 FY02 FY01	$ $ $	350,000 300,000 253,335	$ $ $	441,000 312,000 264,333		$ $ $	3,321 355 23,030	(7)	$ $ $	-0- -0- 120,819	30,000 26,250 12,750	$ $ $	-0- 248,400 413,069	$ $ $	16,835 5,723 220,056
Eric S. Rangen Vice President and Chief Financial Officer	FY03 FY02 FY01	$ $ $	265,000 250,000 44,872	$ $ $	278,250 262,500 75,000		$ $ $	4,432 31,372 -0-	(7)	$ $ $	-0- -0- 184,875	30,000 15,000 16,875	$ $ $	-0- -0- -0-	$ $ $	144 153 -0-
Daniel J. Murphy, Jr. Group Vice President, Precision Systems	FY03 FY02 FY01	$ $ $	220,000 171,666 53,332	$ $ $	275,112 142,250 35,000	(8)	$ $ $	3,321 -0- -0-	(7)	$ $ $	-0- -0- 3,989	30,000 10,500 4,500	$ $ $	127,865 103,445 -0-	$ $ $	91,648 95,546 23,405

(1)
Includes amounts, if any, of salary and bonus deferred pursuant to our 401(k) Plan or Nonqualified Deferred Compensation Plan.

(2)
The three years reported upon in the table are the fiscal years ended March 31, 2003 ("FY03"), March 31, 2002 ("FY02") and March 31, 2001 ("FY01").

(3)
Amounts shown are based upon the market value of our Common Stock on the date of the grant. As of the end of FY03: Mr. Miller held no shares of restricted stock; Mr. Murphy held 62 shares of restricted stock having a value of $3,349; Mr. Rangen held 2,250 shares of restricted stock having a value of $121,523; Mr. Ross held 7,123 shares of restricted stock having a value of $384,713; and Mr. Vlahakis held 3,937 shares of restricted stock having a value of $212,637. The shares of restricted stock vest in equal annual installments over a period of three years. In addition, the restricted stock will vest in the event of a "change of control" of the Company. See "Change of Control Arrangements" later in this Proxy Statement. A holder of restricted stock is entitled to receive any dividends paid on our Common Stock. We have not, to date, paid any cash dividends. Shares of restricted Common Stock are included in the director and executive officer stock ownership table earlier in this Proxy Statement as being owned directly by the executive officer.

(4)
Mr. Miller's amount for FY03 represents the value of 33,750 performance shares settled in payment of a performance share award for FY01 - FY03, based upon the market price of our Common Stock ($54.55) on May 6, 2003, the date the payment was approved. Mr. Murphy's amount for FY03 represents the value of 2,344 shares issued in payment of a special Thiokol integration incentive award for FY02 - FY03, based upon the market price of our Common Stock ($54.55) on May 6, 2003, the date the payment was approved.

(5)
Includes for FY03: (a) matching contributions we made to the accounts of participants in one of our defined contribution 401(k) plans as follows: Mr. Miller, $5,876; Mr. Murphy, $4,961; Mr. Ross, $5,500; and Mr. Vlahakis, $5,794; (b) the following dollar value to the individual of insurance premiums we paid for term life insurance in the amounts indicated in parenthesis: Mr. Murphy, $134 ($300,000); Mr. Rangen, $144 ($300,000); Mr. Ross, $861 ($300,000); and Mr. Vlahakis, $330 ($300,000); (c) a CVA payment of $75,853 to Mr. Murphy; and (d) the following CVA interest payments: Mr. Murphy, $7,700; Mr. Ross, $22,650; and Mr. Vlahakis, $10,711. We have no agreement with the executive officers named in (b) above that they will receive or be allocated any interest in any cash surrender value under their life insurance policies.

(6)
Amount is comprised of an incentive payment of $1,176,000 plus 15,000 performance shares with an aggregate value of $818,250 that were awarded for fiscal year 2003, as described above in the Report of the Personnel and Compensation Committee of the Board on Executive Compensation.

(7)
Amount is a tax gross-up on financial counseling fees.

(8)
Includes a special bonus payment in the amount of $60,000 awarded to Mr. Murphy during fiscal year 2003, as described above in the Report of the Personnel and Compensation Committee of the Board on Executive Compensation.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information on the stock options granted during fiscal year 2003 to the executive officers listed in the Summary Compensation Table.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Share)	Expiration Date	0% ($)	5% ($)	10% ($)
Paul David Miller	-0-	-0-	$-0-	N/A	-0-	$-0-	$-0-
Paul A. Ross	-0-	-0-	$-0-	N/A	-0-	$-0-	$-0-
Nicholas G. Vlahakis	30,000	7.59%	$59.12	01/21/13	-0-	$1,115,408	$2,826,662
Eric S. Rangen	30,000	7.59%	$59.12	01/21/13	-0-	$1,115,408	$2,826,662
Daniel J. Murphy, Jr.	30,000	7.59%	$59.12	01/21/13	-0-	$1,115,408	$2,826,662

(1)
Each option (a) is a non-qualified stock option for tax purposes; (b) has an exercise price equal to our Common Stock's fair market value on the grant date, which is ten years prior to the expiration date in the above table; (c) may be exercised by the delivery of cash and/or shares of our Common Stock; (d) becomes exercisable to the extent of one-third of the grant on each of the first three anniversaries of the grant date and remains exercisable thereafter until the expiration date or earlier expiration upon or following termination of employment (except for Mr. Vlahakis, whose options become exercisable to the extent of one-third on the first anniversary of the grant date and two-thirds on the second anniversary of the grant date); (e) may be exercised following termination of employment to the extent exercisable upon termination as follows: (i) for three years following death prior to termination, (ii) for 180 days following death after termination, (iii) for three years after termination due to layoff, retirement or disability and (iv) for 90 days after termination for any other reason other than for cause; and (f) may become exercisable in the event of a "change of control" (see the section entitled "Executive Compensation Plan Provisions" and "Definitions" under the heading "Change of Control Arrangements" later in this Proxy Statement).

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

        The following table summarizes information with respect to stock option exercises by the executive officers listed in the Summary Compensation Table during fiscal year 2003 and the value of "in-the-money" stock options held by each of them at the end of fiscal year 2003.

			Number of Securities Underlying Unexercised Options At FY03 Year-End (#)		Value of Unexercised In-the-Money Options at FY03 Year-End ($)(2)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Paul David Miller	290,000	$12,230,366	460,000	-0-	$11,898,514	$-0-
Paul A. Ross	36,000	$1,949,117	46,000	20,000	$1,217,038	$277,900
Nicholas G. Vlahakis	-0-	$-0-	60,313	23,875	$1,666,856	$279,253
Eric S. Rangen	-0-	$-0-	16,250	15,625	$330,775	$212,338
Daniel J. Murphy, Jr.	-0-	$-0-	5,000	8,500	$61,840	$83,750

(1)
This value represents the difference between the aggregate market value on the date of exercise of the shares acquired and the aggregate option exercise price of the shares.

(2)
The values shown in these columns represent the amount, if any, by which the market value of our Common Stock on March 31, 2003 ($54.01) exceeds the exercise price of each of the unexercised stock options held by the named individuals, multiplied by the number of shares issuable upon the exercise of each stock option. This value has not been, and may never be, realized. The actual value, if any, realized by the named individual upon the sale of the shares issued upon the exercise of the stock option will depend upon the price at which the shares are sold.

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

        The following table shows awards of performance shares under the long-term incentive plan (as described in the Report of the Personnel and Compensation Committee of the Board on Executive Compensation) made during fiscal year 2003 to the executive officers listed in the Summary Compensation Table.

			Estimated Future Payouts under Non-Stock Price-Based Plans
Name	Number of Shares, Units or Other Rights(1)	Performance or Other Period Until Maturation or Payout	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Paul David Miller	-0-	—	—	—	—
Paul A. Ross	3,000	04/01/02-03/31/05	750	1,500	3,000
Nicholas G. Vlahakis	3,000	04/01/02-03/31/05	750	1,500	3,000
Eric S. Rangen	3,000	04/01/02-03/31/05	750	1,500	3,000
Daniel J. Murphy, Jr.	-0-	—	—	—	—

(1)
Performance shares are Common Stock denominated units that are paid in shares of our Common Stock and/or cash at the discretion of the Personnel and Compensation Committee. These payments are made at the end of the applicable performance period if, and to the extent that, predetermined performance objectives are achieved. The performance objective for the above awards is the achievement of target earnings per share on our Common Stock. No portion of the award is payable for less than threshold performance. A pro-rata portion of the award is payable in the event of a "change of control" during the performance period (see the sections entitled "Executive Compensation Plan Provisions" and "Definitions" under the heading "Change of Control Arrangements" later in this Proxy Statement). Awards are prorated upon death or qualifying termination of employment.

(2)
The threshold percentage is 25% of the award, the target percentage is 50% of the award, and the maximum percentage is 100% of the award.

RETIREMENT PLANS

        All executive officers participate in the Alliant Pension and Retirement Plan. Their benefits are calculated differently, depending upon whether they ever participated in a predecessor plan. The benefits of Daniel J. Murphy, Jr. and Eric S. Rangen will be calculated using the formula that applies to participants in the Alliant Retirement Plan. The benefits of Paul David Miller, Paul A. Ross, and Nicholas G. Vlahakis will be calculated using the formula that applied to participants in the predecessor Aerospace Pension Plan. Starting on January 1, 2004, a new defined benefit pension formula will apply to all salaried employees, including all executive officers, with less than 15 years of service.

Alliant Retirement Plan

        Prior to April 1, 1992, a participant's accrued benefit under the Retirement Plan was based upon a final average earnings formula identical to that provided under the Honeywell Retirement Benefit Plan in effect at the time of the spin-off of our initial business operations by Honeywell Inc. in September 1990. Effective April 1, 1992, the Retirement Plan was amended to provide benefits based upon a cash balance account established for each participant. Participants in the Retirement Plan as of March 31, 1992 had an initial balance in their account as of April 1, 1992 equal to the present value of the benefits earned under the final average earnings formula as of that date. Newly hired employees start with an account balance of zero. Messrs. Murphy and Rangen were hired after 1992 and started with an account balance of zero.

        Each participant's cash balance account is credited monthly with a percentage of recognized compensation, which is generally their compensation subject to federal income tax withholding. The amount of the percentage increases with length of credited service from 3.5% for newly hired employees to 8.5% for employees with at least 25 years of service. Accounts are credited with an additional percentage on the amount by which recognized compensation exceeds the Social Security wage base. The amount of this additional percentage increases with length of credited service from 3.5% for newly hired employees to 5.5% for employees with at least 10 years of service. Account balances are credited monthly with interest equal to the average one-year U.S. Treasury Bill rate during the 12 months ending September 30 of the prior calendar year. A participant's account balance vests after five years of credited service. At retirement, which may occur at or after age 55, a participant's vested account balance is payable as a monthly annuity or, if retirement occurs at or after age 62, as an optional lump sum payment. Messrs. Murphy and Rangen are not yet vested in this plan.

Aerospace Pension Plan

        The Aerospace Pension Plan covered employees who joined us in connection with the acquisition of Hercules Aerospace Company from Hercules Incorporated, and contains provisions identical to those of the Hercules plan that covered them prior to the acquisition. Retirement benefits under the Aerospace Pension Plan are determined under a final average earnings formula. The formula provides a monthly life annuity related to years of credited service, average recognized compensation during the highest consecutive 60 of the last consecutive 120 months of credited service, and the participant's primary Social Security benefit. Participants may elect to receive up to 51% of their benefit in a lump sum payment. Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 benefit, and with a reduced benefit on or after age 55. Employees who participated in the predecessor Hercules plan since on or before December 31, 1984, including Mr. Vlahakis, may retire with a reduced benefit on or after age 50. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years. Mr. Miller is not yet vested in this plan.

Supplemental Executive Retirement Plan

        The Internal Revenue Code limits retirement benefits payable from qualified defined benefit plans. We pay amounts payable under the Alliant Pension and Retirement Plan and Aerospace Pension Plan in excess of those limitations under a nonqualified supplemental executive retirement plan, called a SERP. We have established a grantor trust under which we have set aside funds to satisfy certain of our obligations under the SERP. If the funds in the trust are insufficient to pay amounts payable under the SERP, we will pay the deficiency.

Estimated Retirement Benefits

        The following table shows the estimated retirement benefit payable annually as a single life annuity at age 65 to each of the executive officers named in the Summary Compensation Table.

Name	Estimated Annual Retirement Benefit
Paul David Miller	$948,000	(1)
Paul A. Ross	$164,355	(2)
Nicholas G. Vlahakis	$381,692
Eric S. Rangen	$116,134
Daniel J. Murphy, Jr.	$37,309

        These estimated retirement benefits assume currently applicable interest rates, and that the individuals remain employed until age 65 at their fiscal year 2003 compensation level, including an annual incentive bonus equal to either their annual incentive bonus for fiscal year 2003, or their average annual incentive bonus for the three fiscal years ended March 31, 2003, whichever is applicable.

        (1)   This estimated retirement benefit was calculated in accordance with the terms of his Employment Agreement as described below under the heading "Other Plans and Agreements with Executive Officers—Employment Agreement" and is based on actual earnings for fiscal years 2001, 2002 and 2003 and commencement at age 62.

        (2)   In connection with Mr. Ross' promotion to the position of President on April 1, 2002, our Personnel and Compensation Committee credited Mr. Ross with an additional five years and 11 months of deemed service under the SERP. This estimated retirement benefit includes the aggregate amount Mr. Ross would receive under the Aerospace Pension Plan and the SERP for his eight years of actual service and the additional years of deemed service.

CHANGE OF CONTROL ARRANGEMENTS

Income Security Plan

        Our Income Security Plan is intended to secure the continued services, dedication and objectivity of management personnel in the event of a potential change of control, so that they are not hindered or distracted by the resulting personal uncertainties and risks. All executive officers participate in the Income Security Plan. In the event of a Qualifying Termination, the Income Security Plan, as amended, includes provisions that the participant will receive:

  •
  a lump sum in cash within 30 days after the participant's date of termination equal to three years of the participant's most recent total compensation (base salary, annual incentive bonus calculated as the greatest of expected incentive bonus, target bonus, or three years average of actual incentive bonus received, and the economic value of performance shares at target);

  •
  welfare benefits for three years after the participant's date of termination;

  •
  continuation of applicable executive life insurance benefits for three years following the participant's date of termination;

  •
  legal fees and expenses incurred to receive benefits if we do not pay benefits under the plan;

  •
  reimbursement for outplacement expenses; and

  •
  a gross-up payment necessary to cover any excise taxes payable on benefits received.

        If a participant competes with us during the one-year period following the date of termination, we will stop paying them benefits under the plan. Participants in the Income Security Plan must agree that their future stock awards will not be subject to the change of control provisions of our 1990 Equity Incentive Plan. They agree, instead, that upon a Qualifying Termination unvested stock awards will vest and become exercisable until the earlier of their normal expiration or the expiration of three years from the date of termination.

        We estimate, based upon available fiscal year 2003 information that we can quantify, that if a change of control had occurred on the date of this Proxy Statement, and if the employment of any of the executive officers named in the Summary Compensation Table had been terminated on the date of the change of control, they would receive total severance payments (based on current salaries, target bonus and target performance shares) in the following amounts: Paul David Miller, $5,070,000; Daniel J. Murphy, Jr., $1,687,500; Eric S. Rangen, $1,522,500; Paul A. Ross, $1,950,000; and Nicholas G. Vlahakis, $2,130,000.

        Because the Income Security Plan provides for some benefits that we cannot calculate at this time (such as welfare benefits), the amounts actually paid would be larger than the above estimates. These estimates also do not include any additional amounts that would be paid to cover the excise taxes referred to above. These excise tax gross-up payments would likely be significant.

        We have established a grantor trust under which we will set aside funds to satisfy our obligations under the Income Security Plan in the event of a change of control, or earlier at the discretion of our Board of Directors.

Executive Compensation Plan Provisions

        Our Management Compensation Plan, under which annual incentive compensation is paid to executive officers, provides for an accelerated incentive payment in the event of a change of control during a performance period. The payment would be pro-rata, based upon the elapsed portion of the performance period, assuming performance that would result in payment of the target incentive fund.

        Under the terms of our 1990 Equity Incentive Plan, upon a change of control, all stock options, whether or not vested, become exercisable, all shares of restricted stock become fully vested, and a pro-rata portion of performance share awards becomes payable. As noted above, these provisions do not apply to participants in our Income Security Plan.

        Non-vested benefits under our 401(k) plans become fully vested immediately upon a change of control. Non-vested benefits of participants in our Pension and Retirement Plan who have their benefits calculated using the Retirement Plan formula will become fully vested immediately upon a change of control.

Definitions

        For purposes of stock grants under our 1990 Equity Incentive Plan prior to August 4, 1998, and the other executive compensation plans referred to above, "change of control" means, subject to some exceptions: an acquisition by any person of beneficial ownership of 20% (35% in the case of grants under our 1990 Equity Incentive Plan on or after May 25, 1994) or more of either our Common Stock or the combined voting power of our then outstanding voting securities; designated changes of more than 50% in the membership of the Board; or stockholder approval of:

  •
  a merger, reorganization or consolidation which results in the ownership by our stockholders of 50% (60% in the case of grants under our 1990 Equity Incentive Plan before May 25, 1994) or less of both the then outstanding common stock, and the combined voting power of the then outstanding voting securities, of the surviving corporation after the transaction;

  •
  a dissolution or liquidation of the Company; or

  •
  a disposition of all or substantially all of our assets.

        Beneficial ownership excludes any shares acquired directly from us under a written agreement with us.

        For purposes of stock grants under our 1990 Equity Incentive Plan on or after August 4, 1998, and our Income Security Plan, the following terms have the following definitions:

        "change of control" means:

  •
  the acquisition of more than 40% of our outstanding voting securities,

  •
  a reorganization, merger or consolidation, or the sale of our assets, that results in our stockholders owning 60% or less of the shares of the surviving company, or

  •
  any other circumstances that the Board determines to be a change of control.

        "cause" means:

  •
  conviction of a felony, or, in certain circumstances, being charged with a felony; or

  •
  a determination by the Board that a participant has defrauded us or, in certain circumstances, committed a material breach of the participant's duties and responsibilities as one of our officers or employees.

        "Qualifying Termination" means:

  •
  termination of employment within three years after a change of control: by us for any reason other than cause or on account of disability; or by the employee upon (1) any reduction in base salary, incentive bonus, or the employee's level of welfare benefits, (2) change of the employee's work location by 50 or more miles, without the employee's consent, and/or a significant change in job responsibilities; or

  •
  termination of employment within one year of a Change Event if: at the request of a third party to negotiations or an agreement with regard to a subsequent change of control; or otherwise in connection with, or in anticipation of, that change of control.

        "Change Event" means:

  •
  designated acquisitions of more than 15% of our voting securities;

  •
  announcement of a third party's intent to acquire us through a tender offer, exchange offer or other unsolicited proposal; or

  •
  designated changes in the majority of the Board.

OTHER PLANS AND AGREEMENTS WITH EXECUTIVE OFFICERS

Employment Agreement

        On March 31, 2003, ATK entered into an amended and restated employment agreement with Paul David Miller, which replaced the existing agreement, dated March 31, 2001. Under the amended and restated agreement, the term of Mr. Miller's employment extends until March 31, 2004, including (i) as Chairman of the Board of Directors and as Chief Executive Officer of ATK until September 30, 2003, and (ii) as Chairman of the Board of Directors until March 30, 2004. The employment arrangement with Mr. Miller provides for an annual base salary of $800,000 and an annual incentive bonus of (a) $640,000 if ATK achieves performance goals determined by the Personnel and Compensation Committee of the Board of Directors, or (b) $1,280,000 if ATK achieves a level of performance defined by the Personnel and Compensation Committee to be "outstanding." In addition, among other benefits, the agreement provides for (i) participation in employee benefit plans, including long-term life insurance of $1,500,000; (ii) reimbursement for certain expenditures up to $20,000 per year under ATK's flexible perquisite program; and (iii) financial counseling reimbursement up to $15,000 per year.

        In the event (a) Mr. Miller's employment terminates on March 31, 2004 in accordance with the terms of the agreement, (b) ATK terminates Mr. Miller's employment without cause during the term of the agreement, (c) Mr. Miller terminates his employment for good reason, or (d) Mr. Miller's employment terminates as a result of death or disability, Mr. Miller, or his representative, will receive monthly retirement benefits under a non-qualified supplemental employees retirement plan equal to the excess, if any, of (a) 60% of his final average earnings, determined by calculating the highest 36 consecutive months of base salary and annual cash incentive awards received during the preceding consecutive 60 months, over (b) the sum of (i) the monthly amount payable under the Aerospace Pension Plan, and (ii) the monthly amount payable under Mr. Miller's U.S. military retirement or pension plans. If ATK terminates Mr. Miller's employment for cause during the term of the agreement, the monthly retirement benefits described above are forfeited. If Mr. Miller terminates his employment for other than good reason after March 31, 2003 and prior to the expiration date of the agreement, he will receive the monthly retirement benefits described above, as reduced due to early commencement of retirement in accordance with the terms of the Aerospace Pension Plan. Mr. Miller has made an election to receive the monthly retirement benefits described above in a single lump sum payment.

        In the event of a "Qualifying Termination" or if Mr. Miller's employment is terminated after a "change of control" of ATK, both as defined above in the section entitled "Definitions" under the heading "Change of Control Arrangements," Mr. Miller will receive benefits in accordance with the provisions of ATK's Income Security Plan.

Nonqualified Deferred Compensation Plan

        Our Nonqualified Deferred Compensation Plan permits eligible employees to defer annually receipt of up to 70% of their base salaries and up to 100% of their annual incentive compensation. The plan allows participants to elect to defer the receipt of CVA payments, performance shares and restricted stock. Deferred amounts are credited with gains and losses based on the performance of deemed investment alternatives, including our common stock, selected by the participant. If a participant elects to defer annual incentive compensation to the ATK stock unit account, ATK makes an additional contribution to that account equal to 10% of the value of the amount deferred. Deferred amounts are always paid in cash, including amounts credited to the ATK stock unit account, which are paid out based on the value of our common stock at the time of distribution. Payments are generally made following termination of employment, but the plan permits on-demand distributions, which are subject to a 10% penalty, and provides for pre-selected in-service distributions, financial hardship distributions and distributions in the event of total disability.

        ATK also makes matching contributions to participants' accounts to restore certain matching contributions under ATK's 401(k) plan that were reduced because of compensation that was deferred. In addition, the Personnel and Compensation Committee of the Board may make discretionary contributions to a participant's account under this plan.

        All of the executive officers listed in the Summary Compensation Table in this proxy statement participate in this plan. The number of ATK stock units credited to each of their deferral accounts as of May 21, 2003 was as follows: Mr. Miller, 11,052; Mr. Murphy, 3,038; Mr. Rangen, 3,150; Mr. Ross, 15,467; and Mr. Vlahakis, 6,519.

Indemnification Agreements

        We currently have indemnification agreements with our executive officers providing indemnification relating to their service as officers. This indemnification is identical to that described earlier in this Proxy Statement in the section entitled "Indemnification Agreements" under the heading "Compensation of Directors."

STOCKHOLDER RETURN PERFORMANCE GRAPH

        The following graph compares, for the five fiscal years ended March 31, 2003, the cumulative total return for our Common Stock with the comparable cumulative total return of two indexes:

  •
  Standard & Poor's Composite 500 Stock Index, a broad equity market index; and

  •
  Dow Jones Aerospace & Defense Stock Index, a published industry index.

        The graph assumes that on April 1, 1998, $100 was invested in our Common Stock (at the closing price on the previous trading day) and in each of the indexes. The comparison assumes that all dividends, if any, were reinvested. The graph indicates the dollar value of each hypothetical $100 investment as of March 31 in each of the years 1999, 2000, 2001, 2002 and 2003.

Comparison of Five-Year Cumulative Total Return

AUDIT COMMITTEE REPORT

        The Audit Committee is composed entirely of independent directors in accordance with the applicable independence standards of the New York Stock Exchange. In addition, our Board has determined that Michael T. Smith, as defined by the rules of the Securities and Exchange Commission, is both independent and an audit committee financial expert. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A. The Audit Committee has sole authority to appoint, terminate or replace our independent auditors. The independent auditors report directly to the Audit Committee.

        Management is responsible for our Company's internal controls and financial reporting process. The Company's independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee is responsible for considering and reviewing with management and the independent auditors the adequacy of these internal controls and accounting functions.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

        The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent auditors that firm's independence.

        Based upon the Audit Committee's review and discussions with management and the independent auditors, and the Audit Committee's review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that our Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2003, filed with the Securities and Exchange Commission.

Audit Committee

Michael T. Smith, Chair
Gilbert F. Decker
David E. Jeremiah
William G. Van Dyke

INFORMATION REGARDING INDEPENDENT AUDITORS

        Deloitte & Touche LLP acts as the principal auditor for ATK and also provides certain consulting services. The following table sets forth the amount of audit fees, audit related fees, financial information systems design and implementation fees, and all other fees billed for services by Deloitte & Touche LLP for the fiscal year ended March 31, 2003.

Amount
Audit Fees	$595,000
Financial Information Systems Design and Implementation Fees	0
All Other Fees:
Audit-Related Fees	268,000
Tax Fees	1,210,000

Total Fees	$2,073,000

        In the above table, "audit fees" are aggregate fees ATK paid Deloitte & Touche LLP for professional services (including out-of-pocket expenses) rendered for the audit of ATK's 2003 annual financial statements and reviews of financial statements in ATK's quarterly reports on Form 10-Q for fiscal year 2003. "Audit-related fees" consisted of fees for services relating to acquisitions and divestitures, registration statements filed with the U.S. Securities and Exchange Commission, benefit plan audits, and other accounting and auditing services. "Tax fees" consisted of fees for tax compliance ($1,100,000) and tax consulting ($110,000). No fees were billed or are expected to be billed to ATK by Deloitte & Touche LLP for services provided during the last fiscal year for the design and implementation of financial information systems.

        The Audit Committee has considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountant's independence.

PROPOSAL 2

RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITORS

        Subject to your approval, the Audit Committee of our Board of Directors has appointed Deloitte & Touche LLP as independent auditors to audit our consolidated books and accounts for the fiscal year ending March 31, 2004. This appointment, which was made by the Board's Audit Committee, is subject to ratification by the stockholders. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

        Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

PROPOSAL 3

STOCKHOLDER PROPOSAL

        Seven stockholders, who claim to be the beneficial owners of a total of 1,363 shares of our common stock, have each submitted the following proposal as joint proponents for consideration by the stockholders at the Annual Meeting. The names and addresses of the proponents and the number of shares of common stock claimed to be owned by each of them are set forth in Appendix E to this Proxy Statement.

TEXT OF PROPOSAL

Weaponization of Space

        WHEREAS:

        The United States military's plans to develop technologies for waging war from space are intended to enhance our collective security. In light of the September 11, 2001 tragedy, we believe that these plans will not achieve that end.

        The US Space Command's "Vision for 2020" explicitly articulates these plans. Research for and the deployment of a multi-tiered missile defense system is but a first step in this plan.

        This Report, "serves as a vector for the evolution of military space strategy into the 21st century," when "space power will ... evolve into a separate and equal medium of warfare." The Report also speaks of "dominating the space dimension of military operations to protect US interests and investment [estimated at $500 billion by 2010] ... integrating space forces into warfighting capabilities across the full spectrum of conflict."

        The 2001 Rumsfeld "Space Commission Report" urges the President to "have the option to deploy weapons in space," and recommends that the US work to shape the international political and legal environment to keep open the option of deploying weapons in space. Corporation representatives participated in this commission, and 75 commercial entities assisted with the development of the US Space Command's Long Range Plan.

        A Senate Armed Forces Committee member has stated that space weaponization is "a mistake of historic proportions" that would trigger an arms race in space.

        In 2000, 163 nations supported the UN resolution, "Prevention of An Arms Race in Outer Space, which reaffirmed The 1967 Outer Space Treaty, specifically its provision reserving space "for peaceful purposes."

        Both by recent acquisitions and in its 2002 Annual Report, Alliant Techsystems indicates that its plans for growth include ongoing efforts in missile defense initiatives, part of US military space strategy.

        RESOLVED:

        Shareholders request the Board of Directors to provide a comprehensive report describing the various aspects of our Company's involvement in space-based weaponization. The report would be made available to shareholders on request by February 2004 (withholding proprietary information and prepared at a reasonable cost).

Supporting Statement

        The proponents of this resolution believe that outer space is the common heritage of all and should be used for peaceful purposes and the well-being of all peoples and the cosmos. We believe that present space-based research and project development will lead to the weaponization of space and further contribute to the insecurity of governments worldwide. We believe that shareholders deserve company transparency about and accountability for involvement in research, development and promotion of weapons for space.

        The report could include the following:

  •
  Current value of outstanding contracts to develop components of the Space Command's programs;

  •
  Amount of the company's own money (versus government funding) spent on in-house research and development for the Space Command program;

  •
  The ethical and financial reasons for being involved in the Space Command program.

        We urge shareholder support of this resolution.

BOARD OF DIRECTORS STATEMENT
IN OPPOSITION TO THE STOCKHOLDER PROPOSAL

        Our Board of Directors recommends a vote AGAINST the above stockholder proposal.

        Our business includes the development and production of products under contract with a variety of U.S. government and commercial customers, for both military and civilian purposes, for land, sea, air and space based applications. The U.S. government and the U.S. Congress, which authorizes the funds for the acquisition of products developed and produced under contracts with the U.S. government and its various branches and agencies, deem some of those products appropriate and necessary for the defense and national security of the United States.

        The above stockholder proposal requests that our Board of Directors provide a comprehensive report describing the various aspects of our Company's involvement in space-based weaponization. However, we already provide reasonably detailed information regarding our participation in the U.S. Department of Defense's missile defense initiative. In our annual report on Form 10-K we provide descriptions of our products, noting which products are currently in the development stage, and identify the customers and end-users of each product. In our annual and quarterly financial reports we provide current information regarding our research and development expenses, and annually we provide a breakdown of the research and development expenses, quantifying the expenses that are paid by us and those that are paid by our customers for customer-sponsored research. In addition, we provide in our quarterly and annual financial reports sales and other financial information broken out by business segment. While we provide the financial information required to be disclosed by us as a public company, federal law governing the maintenance of secrecy and confidentiality of classified information limits our ability to legally provide a "comprehensive report" regarding our participation in the U.S. Department of Defense's missile defense initiative. Accordingly, the report requested by the named stockholders would exclude any classified information and, therefore, the report may ultimately be of limited use to our Company and our stockholders.

        Reasonable people may disagree about the advisability of our Company selling or developing products for the U.S. Department of Defense's missile defense initiative. However, we believe that our Proxy Statement and Annual Meeting are not the proper forums for this debate. Views on this issue are better addressed to the U.S. government, which has determined as a matter of policy that it is in the best interest of the United States to develop certain military products and to pursue various space related research and development activities.

        For the reasons described above, we believe that it would not be in the best interests of our Company, or in your best interests as stockholders, to provide the requested report. Therefore, we recommend a vote against this proposal.

FUTURE STOCKHOLDER PROPOSALS

        We currently expect to hold our 2004 annual meeting on August 3, 2004. Our By-Laws contain specific requirements that must be complied with by stockholders who wish to present proposals or nominate a candidate for election as a director at an annual meeting of stockholders. We call these requirements "advance notice provisions." Some of these requirements are summarized below. If you would like to receive a copy of the provisions of our By-Laws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals

        If you would like to submit a proposal for us to include in the proxy statement for our 2004 annual meeting, you must comply with Rule 14a-8 under the Securities Exchange Act of 1934. You must also make sure that we receive your proposal at our executive offices (sent c/o Corporate Secretary) by March 2, 2004. Any stockholder proposal included in our proxy statement will also be included on our form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.

Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals

        If you would like to present a proposal at our 2004 annual meeting without including it in our proxy statement, you must comply with the advance notice provisions of our By-Laws. These provisions require that we receive your proposal at our executive offices (sent c/o Corporate Secretary) no earlier than April 1, 2004, and no later than May 1, 2004. If we receive an eligible proposal that is not included in our proxy statement, the persons named in our proxy for the 2004 annual meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Securities Exchange Act of 1934.

Stockholder Director Nominations

        If you would like to nominate a person for election as a director at our 2004 annual meeting, you must comply with the advance notice provisions of our By-Laws. These provisions require that we receive your nomination at our executive offices (sent c/o Corporate Secretary) no earlier than April 1, 2004, and no later than May 1, 2004.

General Information

        If the presiding officer at the 2004 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our By-Laws, the proposal or nomination will be ruled out of order and not acted upon.

        The above information is only a summary of some of the requirements of the advance notice provisions of our By-Laws. If you would like to receive a copy of the provisions of our By-Laws setting forth all of these requirements, you should write to our executive offices, c/o Corporate Secretary.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Our directors and executive officers, and any person who owns more than ten percent of our Common Stock, must file reports with the Securities and Exchange Commission indicating the number of shares of our Common Stock (and derivative securities) they beneficially owned when they became directors, executive officers or ten percent stockholders. They must file similar reports indicating any changes in their beneficial ownership of these securities. Copies of these reports must also be provided to us. Based upon our review of these reports and written representations from our directors and executive officers, we believe that our directors and executive officers timely filed all required reports for fiscal year 2003, except with respect to four transactions. Jeffrey Foote, our Group Vice President—Aerospace and Paul David Miller each did not timely report one transaction and Paul Ross did not timely report two transactions. In addition, we recently determined that one transaction by Mr. Miller—the cash settlement of a Performance Share Award on May 8, 2001—was not timely reported in fiscal year 2002. None of those transactions involved open market purchases or sales. All of those transactions have now been reported.

By Order of the Board of Directors,

Ann D. Davidson
Secretary

June 30, 2003

APPENDIX A

Audit Committee of the Board of Directors

Charter

I.     PURPOSE

  The Audit Committee (the "Committee") of Alliant Techsystems Inc. (the "Corporation") is appointed by the Board of Directors to assist the Board in monitoring:

  1.
  the integrity of the Corporation's financial statements;

  2.
  the Corporation's compliance with legal and regulatory requirements;

  3.
  the independent auditor's qualifications and independence; and

  4.
  the performance of the Corporation's internal audit function and independent auditor.

II.    COMPOSITION

  1.
  Number. The Committee shall be comprised of three or more directors as determined by the Board.

  2.
  Independence and Experience. Each member of the Committee shall meet the independence and experience requirements of the New York Stock Exchange.

  3.
  Financial Expert. At least one member of the Committee must be an audit committee financial expert as defined by the Securities and Exchange Commission (the "Commission").

III.  MEETINGS

  The Committee shall meet at least four times annually, or more frequently as it determines or circumstances dictate to discharge fully its duties and responsibilities outlined in this Charter. The Committee will meet separately, periodically, with management, the Director of Internal Audit, the Director of Business Ethics and Conduct, and the independent auditor in executive sessions. The Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

IV.    RESPONSIBILITIES AND DUTIES

  In meeting its responsibilities, the Committee shall:

  Financial Statement and Disclosure Matters

  1.
  Review and discuss with management and the independent auditor the Corporation's

  •
  annual audited financial statements, including the Corporation's disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A), and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K; and

  •
  quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  In addition, the Committee will review potentially high-risk accounts selected from the annual financial statements.

  2.
  Discuss with management and, as appropriate, the independent auditor, the Corporation's earnings press releases prior to their release to the public, as well as financial information and earnings guidance provided to analysts and rating agencies.

  3.
  Review and discuss quarterly reports from the independent auditors on:

  •
  all critical accounting policies and practices to be used;

  •
  all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

  •
  other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  4.
  Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation's financial statements.

  5.
  Prepare the Audit Committee Report that the Commission rules require be included in the Corporation's annual proxy statement.

  6.
  Review disclosures made to the Committee by the Corporation's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation's internal controls.

  7.
  Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's policies with respect to risk assessment and risk management.

  Oversight of the Corporation's Relationship with Independent Auditors

  8.
  Have the sole authority to appoint, terminate or replace the independent auditor, subject, if applicable, to shareholder ratification. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

  9.
  At least annually, obtain and review a report by the independent auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues. Also, in order to assess the auditor's independence, the Committee shall review at least annually all relationships between the independent auditor and the Corporation.

  10.
  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

  11.
  Review and evaluate the lead partner of the independent auditor team.

  12.
  Review and provide prior written consent for all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Corporation by its independent auditor. The Committee may delegate 1 or more designated members of the Committee the authority to grant pre-approvals required by this Paragraph. The decision of any member to whom authority is delegated under this Paragraph to pre-approve an activity shall be presented to the full Committee at its next scheduled meeting.

  13.
  Assure the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

  14.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems or difficulties encountered in the course of the audit work, any restrictions on the scope of the activities or access to requested information, and any significant disagreements with management. The Committee shall approve, in advance, the planned scope of the examination of the Corporation's financial statements by the independent auditor.

  15.
  Set clear hiring policies for employees or former employees of the independent auditor.

  16.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

  Internal Auditors

  17.
  Review and discuss with the independent auditor and management the responsibilities, budget, plan, changes in plan, staffing, activities, organizational structure and qualifications of the internal audit department, as needed.

  18.
  Review the appointment, performance and replacement of the director of internal auditing.

  19.
  Review the regular internal reports to management prepared by the internal auditing department and management's response.

  Ethical and Legal Compliance

  20.
  Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

  21.
  Review the Corporation's policies and practices related to compliance with the law, Code of Business Ethics and Conduct, and conflicts of interest, to be satisfied that such policies are adequate and adhered to by the Corporation.

  22.
  Review, with the Corporation's General Counsel, any legal matter that could have a significant impact on the Corporation's financial statements or compliance policies.

  Other Responsibilities and Duties

  23.
  Conduct an annual performance evaluation of itself.

  24.
  Review and reassess the adequacy of its Charter periodically (at least annually) and recommend any proposed changes to the Board for approval.

  25.
  Report regularly to the Board.

V.     OPERATIONS OF THE COMMITTEE

  1.
  The Secretary of the Corporation, or such other person as may be designated by the Chairperson of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

  2.
  The Committee shall promptly inform the Board of all actions taken or issues discussed between Board meetings. This will generally take place at the Board meeting following a Committee meeting.

  3.
  The Committee shall have the authority to the extent it deems necessary or appropriate, to obtain the advice and assistance of independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

VI.   LIMIT ON AUDIT COMMITTEE'S ROLE

  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibility of the Corporation's management and the independent auditor.

APPENDIX B

Finance Committee of the Board of Directors

Charter

I.     PURPOSE

  The purposes of the Finance Committee (the "Committee") of the Board of Directors are (i) to provide oversight on matters relating to the Corporation's capital structure, financing strategies and insurance coverage and the management of the Corporation's employee savings plans, pension and retirement plans from a financial and investment perspective; and (ii) to have and exercise such powers and authority as the Board may from time to time delegate to it in accordance with the By-Laws of the Corporation.

II.    COMPOSITION

  The Committee shall be comprised of three or more directors as determined by the Board. The Board shall appoint the Committee members and the Chairperson. The Board may remove a member from the membership of the Committee at any time with or without cause.

III.  MEETINGS

  The Committee shall meet at least three times annually, or more frequently as determined by the Board or Committee.

IV.    RESPONSIBILITIES AND DUTIES

  The Committee's primary duties and responsibilities are to:

  1.
  Oversee the Corporation's financial planning policies and objectives, including its capital structure, debt portfolio, and derivative, foreign exchange and hedging plans and transactions.

  2.
  Review the Corporation's financial condition, including its working capital position.

  3.
  Review and approve the adequacy and effectiveness of the Corporation's management of insurable risks, including directors' and officers' liability insurance.

  4.
  Review the Corporation's investor relations program.

  5.
  Review, monitor and report to the Board, regarding the performance of the Corporation's pension and retirement plan investments, and approve, at least annually, the Corporation's overall investment strategy for the Corporation's pension and retirement plans and the Corporations' selection of asset managers for such plans.

  6.
  Review and approve the Corporation's tax strategies, including the status of tax returns and tax audits.

  7.
  Make recommendations to the Board relating to the issuance or repurchase of common or preferred stock, the Corporation's dividend policy, the issuance, repurchase or redemption of

B-1

    long-term notes or debentures, the leasing of material assets, or other long-term financing transactions.

  8.
  Review and approve the Corporation's capital expenditure plans.

  9.
  Monitor the Corporation's relationship with credit rating agencies and the ratings given by these agencies to the Corporation.

  10.
  Review and reassess the adequacy of the Committee's Charter at least annually, and submit any proposed modifications necessary in the judgment of the Committee to the Board for approval.

  11.
  Conduct and present to the Board an annual performance evaluation of the Committee.

V.     OPERATIONS OF THE COMMITTEE

  1.
  The Secretary of the Corporation, or such other person as may be designated by the Chairperson of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

  2.
  The Committee shall promptly inform the Board of all actions taken or issues discussed between Board meetings. This will generally take place at the Board meeting following a Committee meeting

B-2

APPENDIX C

Nominating and Governance Committee of the Board of Directors

Charter

I.     PURPOSE

  The primary purpose of the Nominating and Governance Committee is to identify individuals qualified to become Board members, and to recommend that the Board select director nominees for the next annual meeting of shareholders; to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation; to make recommendations to the Board on Board organization and operation; and to oversee the process of assessing Board effectiveness.

II.    COMPOSITION

  The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. A director shall be deemed independent if the director qualifies as independent under the listing standards of the New York Stock Exchange.

III.  MEETINGS

  The Committee shall meet at least two times annually, or more frequently as determined by the Board or Committee.

IV.    RESPONSIBILITIES AND DUTIES

  The Committee's primary duties and responsibilities are to:

  1.
  Review with the Board the appropriate skills and characteristics desired on the Board and recommend that the Board add new directors or remove existing members as needed to meet the desired skills and characteristics.

  2.
  Propose to the Board a slate of candidates for nomination for election as directors by the stockholders at each annual meeting of stockholders.

  3.
  Lead the process for identifying candidates for new board members and recommend candidates for nomination to the Board.

  4.
  Recommend the Board's committee structure, including the authority to delegate to subcommittees, and committee assignments to the Board, including the rotation of committee chairs and members approximately every three years, but rotation shall not be required in cases where the Board determines that continued service of a director on a committee is in the best interests of the committee's performance of its responsibilities.

  5.
  Annually review the qualifications of non-incumbent candidates for election as the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer, and recommend such officers for election by the Board.

C-1

  6.
  Annually review the Board's Corporate Governance Principles and recommend changes to the Board as necessary.

  7.
  In the Committee's sole discretion, retain and terminate a search firm to be used to identify director candidates, including the right to approve the search firm's fees and other retention terms, and to retain any outside advisors, as the Committee may deem appropriate.

  8.
  Conduct an annual performance evaluation of the Committee and report the results to the Board. Recommend to the Board changes to improve Board operations as needed.

V.     OPERATIONS OF THE COMMITTEE

  The Secretary of the Corporation, or such other person as may be designated by the Chairperson of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

  The Committee shall promptly inform the Board of all actions taken or issues discussed between Board meetings. This will generally take place at the Board meeting following a Committee meeting.

C-2

APPENDIX D

Personnel and Compensation Committee of the Board of Directors

Charter

I.     PURPOSE

  The primary function of the Personnel and Compensation Committee (the "Committee") is to discharge the Board of Directors' (the "Board") responsibilities relating to executive compensation. In addition, the Committee is responsible to review and report to the Board on compensation, benefit, and personnel policies, programs, and plans, including leadership development and succession. The Committee has a duty to produce an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with applicable rules and regulations.

II.    COMPOSITION

  The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. A director shall be deemed independent if the director qualifies as independent under the listing standards of the New York Stock Exchange.

III.  MEETINGS

  The Committee shall meet at least four times annually, or more frequently as determined by the Board or Committee.

IV.    RESPONSIBILITIES AND DUTIES

  In meeting its responsibilities, the Committee is expected to:

  1.
  Evaluate and report to the Board annually the corporate goals and objectives with respect to compensation for the CEO. The Committee shall evaluate at least once a year the CEO's performance in light of these established goals and objectives and, based upon these evaluations, shall recommend to the Board the approval of the CEO's annual compensation, including salary, bonus, incentive and equity compensation.

  2.
  Review the Corporation's incentive compensation and other equity-based plans, and recommend changes to such plans to the Board as needed.

  3.
  To act for the Board to review and approve all executive compensation actions and plans and all Company benefit programs except for those which the Board may not delegate as a matter of law or regulation.

  4.
  Oversee the Corporation's Executive Compensation Program, which includes to:

  i.
  Review and approve on an annual basis the evaluation process and compensation structure for the Corporation's officers.

  ii.
  Evaluate the performance of the Corporation's officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, ensuring there is an appropriate interrelationship between performance and compensation, for such officers.

D-1

    iii.
    Review and approve executive benefit offerings.

    iv.
    Report compensation actions to the Board concerning the performance and compensation of other Corporation officers.

  5.
  Oversee the Corporation's leadership development and succession planning process.

  6.
  Review the meeting schedule and agenda ensuring that the annual agenda includes all of the Committee's responsibilities as defined in this Charter.

  7.
  Prepare and publish an annual compensation report in the Corporation's Proxy Statement.

  8.
  Annually review non-employee Director compensation against the Corporation's peers/competitors.

  9.
  Review and recommend to the Board stock ownership requirements for elected officers and non-employee Directors.

  10.
  Review the qualifications of candidates for election as officers of the Corporation, except non-incumbent candidates for election as the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer, and recommend such officers for election by the Board.

  11.
  Administer and grant stock awards under all equity compensation plans, except as such authority has been delegated by the Board to the Corporation's CEO.

  12.
  Conduct and present to the Board an annual performance evaluation of the Committee.

V.     OPERATIONS OF THE COMMITTEE

  1.
  The Secretary of the Corporation, or such other person as may be designated by the Chairperson of the Committee, shall act as secretary and keep the minutes of all meetings of the Committee.

  2.
  The Committee shall promptly inform the Board of all actions taken or issues discussed between Board meetings. This will generally take place at the Board meeting following a Committee meeting.

  3.
  The Committee shall have the authority to retain such compensation consultants and other advisors as the Committee may deem appropriate in its sole discretion, including the right to approve fees and other retention terms.

D-2

APPENDIX E

Proponents of Stockholder Resolution

Name and Address of Proponent	Shares
Academy of Our Lady of Lourdes (a/k/a/ Sisters of the Third Order Regular of Saint Francis) 1001 14 St. NW, Suite 100 Assisi Heights Rochester, MN	117
Catholic Foreign Mission Society of America, Inc. (a/k/a/ Maryknoll Fathers and Brothers) P.O. Box 305 Maryknoll, NY	168
Franciscan Sisters of Little Falls, Minnesota 116 Eighth Avenue Southeast Little Falls, MN	94
School Sisters of Notre Dame, St. Louis Province 320 East Ripa Avenue St. Louis, MO	135
School Sisters of Notre Dame, Baltimore Province 6401 North Charles Street Baltimore, MD	337.5
School Sisters of Notre Dame Cooperative Investment Fund 336 East Ripa Ave. St. Louis, MO	175
School Sisters of Notre Dame, Milwaukee Province 13105 Watertown Plank Road Elm Grove, WI	337.5
TOTAL OWNERSHIP	1,364

E-1

(Cut off along dotted line)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

ADMISSION TICKET REQUEST

Alliant Techsystems Inc.
Annual Meeting of Stockholders
2:00 p.m., central time, August 5, 2003
5050 Lincoln Drive
Edina (suburban Minneapolis), Minnesota

If you plan to attend the 2003 Annual Meeting, you may request an admission ticket for yourself and members of your immediate family by:

•
completing and returning this form, or
•
if you are a stockholder of record who votes by telephone or the Internet, indicating your intention to attend the meeting when prompted to do so.

Admission tickets will be mailed in response to requests received by July 25, 2003. All other admission tickets may be picked up at the Annual Meeting.

Your Name (Please Print):

Address:

(Street)

(City, State, Zip Code)

Additional admission tickets requested for the following immediate family members:

You may return this form with your proxy card in the envelope provided; but it is recommended (particularly if your shares are held by your broker in "street name") that you mail it directly to:

  Alliant Techsystems Inc.
  MN01-1080
  5050 Lincoln Drive
  Edina, MN 55436-1097

(Signature of Stockholder)

PROXY

ALLIANT TECHSYSTEMS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Paul David Miller, Eric S. Rangen and Ann D. Davidson as proxies, each with the power to act alone and to appoint a substitute, and authorizes each of them to represent and vote, as specified on the other side of this proxy, all shares of Common Stock of Alliant Techsystems Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m., local time, on Tuesday, August 5, 2003, at the headquarters of the Company at 5050 Lincoln Drive, Edina, (suburban Minneapolis), Minnesota, and all adjournments thereof.

        The shares represented by this proxy will be voted as specified on the other side. If no choice is specified, this proxy will be voted FOR Proposals 1 and 2, and AGAINST Proposal 3. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT OF THE COMPANY.

(Continued and to be signed on the other side,
which also includes instructions on how to vote by telephone or the Internet.)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

ALLIANT TECHSYSTEMS INC.

IMPORTANT NOTICE:	ADMISSION TO THE ANNUAL MEETING WILL BE BY TICKET ONLY. IN ORDER TO SECURE AN ADMISSION TICKET, PLEASE COMPLETE AND RETURN THE ADMISSION TICKET REQUEST FORM PRINTED ON THE INSIDE BACK COVER OF THE PROXY STATEMENT OR, IF YOU ARE A STOCKHOLDER OF RECORD WHO VOTES BY TELEPHONE OR THE INTERNET, INDICATE YOUR INTENTION TO ATTEND THE MEETING WHEN PROMPTED TO DO SO.
Corporate Headquarters and Annual Meeting Site:	5050 Lincoln Drive Edina, MN 55436-1097 (telephone: 952-351-3000; web-site: www.atk.com)
Stockholder Inquiries:
Send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer agent/registrar, Mellon Investor Services LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660
(telephone toll free: 1-800-851-9677;
web site: www.melloninvestor.com)
Investor Relations:
Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Mark L. Mele, Vice President—Corporate Strategy and Investor Relations, Alliant Techsystems Inc., 5050 Lincoln Drive, Edina, MN 55436-1097
(telephone: 952-351-3000: e-mail: markl_mele@atk.com)

This Proxy will be voted as directed or, if no direction is indicated, will be voted FOR Proposals 1 and 2, and AGAINST Proposal 3. This Proxy is solicited on behalf of the Board of Directors.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
The Board of Directors recommends a vote FOR Items 1 and 2.								The Board of Directors recommends a vote AGAINST Item 3.
1.	Election of Directors				FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Nominees: 01 Frances D. Cook 02 Gilbert F. Decker 03 Jonathan G. Guss 04 David E. Jeremiah 05 Paul David Miller 06 Daniel J. Murphy, Jr. 07 Robert W. RisCassi 08 Michael T. Smith 09 William G. Van Dyke	FOR all nominees listed to the left (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐	2.	Appointment of Independent Auditors	☐	☐	☐	3.	Stockholder Proposal- Weaponization of Space	☐	☐	☐
				I PLAN TO ATTEND THE MEETING			☐
Withheld for the nominees you list below. (Write that nominee's name on the space provided below.)

				By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.								☐
Signature	Signature	Date
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/atk		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement on the internet at www.atk.com

QuickLinks

TABLE OF CONTENTS
GENERAL INFORMATION
STOCK OWNERSHIP INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
STOCKHOLDER RETURN PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
INFORMATION REGARDING INDEPENDENT AUDITORS
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL 3 STOCKHOLDER PROPOSAL
FUTURE STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E